UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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The Hartford mutual funds II, inc.

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INFORMATION STATEMENT

FOR

HARTFORD SCHRODERS emerging markets multi-sector bond FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

DATED APRIL 19, 2021

690 Lee Road

Wayne, Pennsylvania 19087

Why am I receiving this Information Statement?

This Information Statement is being provided to shareholders of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Fund”), a series of The Hartford Mutual Funds II, Inc. (the “Company”). This Information Statement is being furnished in connection with the appointment of Schroder Investment Management North America Limited (“SIMNA Ltd.”), which is based in London, England, as a sub-sub-adviser to the Fund effective March 1, 2021. Schroder Investment Management North America Inc. (“SIMNA” and together with SIMNA Ltd., “Schroders” or the “Sub-advisers”), which is based in New York City, serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Hartford Funds Management Company, LLC (the “Investment Manager”), the Fund’s investment manager, and SIMNA dated October 19, 2016, as amended (“Sub-Advisory Agreement”). The Board of Directors of the Company (“Board”) approved an amendment to the sub-sub-advisory agreement between SIMNA and SIMNA Ltd. dated October 19, 2016 with respect to other Hartford funds, as previously amended (“Sub-Sub-Advisory Agreement”) to appoint SIMNA Ltd. as a sub-sub-adviser for the Fund at its meeting held on February 10-11, 2021. SIMNA Ltd. was added as a sub-sub-adviser in order to make Schroders’ London-based investment professionals available to the Fund and add Abdallah Guezour as a portfolio manager to the Fund effective March 1, 2021. There were no changes to the Fund’s contractual investment management fees or investment strategy as a result of the hiring of SIMNA Ltd. as a sub-sub-adviser for the Fund or adding Mr. Guezour as a portfolio manager to the Fund.

The Investment Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund and supervises the activities of the investment sub-advisers pursuant to the investment management agreement dated October 19, 2016, as amended, between the Investment Manager and the Company, on behalf of the Fund (“Investment Management Agreement”). The U.S. Securities and Exchange Commission has granted an exemptive order (“SEC Order”) that permits the Investment Manager to hire, and to materially amend any existing and certain future sub-advisory agreements with, certain sub-advisers, including sub-advisers or sub-sub-advisers that are not affiliated with the Investment Manager, such as SIMNA Ltd., without shareholder approval if the Company’s Board has approved the new sub-adviser or sub-sub-adviser. A condition of the SEC Order requires the Investment Manager to furnish shareholders with information about SIMNA Ltd. and the amended Sub-Sub-Advisory Agreement. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available via the internet beginning on or about April 30, 2021. This Information Statement will be available online to view, print and save at www.hartfordfunds.com/emerging-markets-multi-sector-bond-fund-information-statement and will be available on this website until at least August 2, 2021. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling 1-888-843-7824. If you want a paper or e-mail copy of the Information Statement, you must request one no later than August 2, 2021.

How can I obtain more information about the Fund?

You can find the Fund’s prospectus, statement of additional information, annual report and semi-annual report online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements, also known as “householding.” If you hold your account directly with the Fund’s transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing at Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Fund’s transfer agent. Shareholders with a direct account with the Fund’s transfer agent who share a single mailing address and are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address. If your account is not held directly with the Fund’s transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.

What are the key terms of the Sub-Advisory Agreement and amended Sub-Sub-Advisory Agreement?

The following discussion summarizes key terms of the Sub-Advisory Agreement and amended Sub-Sub-Advisory Agreement.

Sub-Advisory Services. Under the terms of the Sub-Advisory Agreement, SIMNA is responsible for (among other things) the investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities and other instruments for the Fund. SIMNA is subject to the general supervision of the Board and the Investment Manager. Pursuant to the amended Sub-Sub-Advisory Agreement, SIMNA may allocate assets to or from SIMNA Ltd. and SIMNA Ltd. is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of the Fund and in furnishing the Fund with advice and recommendations with respect to investments, and the purchase and sale of appropriate securities and other instruments for the Fund.

Compliance with Laws, Regulations and Other Restrictions. Under the terms of the Sub-Advisory Agreement and the amended Sub-Sub-Advisory Agreement, SIMNA and SIMNA Ltd. are required to manage the Fund’s portfolio in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund’s prospectus and statement of additional information as well as in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws.

Brokerage. Under the terms of the Sub-Advisory Agreement and amended Sub-Sub-Advisory Agreement, SIMNA and SIMNA Ltd. are responsible for selecting the brokers or dealers that will execute purchases and sales of securities for the Fund. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), SIMNA and SIMNA Ltd. may cause the Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser or sub-sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction, provided that SIMNA and/or SIMNA Ltd. determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Compensation. The Sub-Advisory Agreement provides that, as compensation for the performance of the services by SIMNA, the Investment Manager will pay a quarterly fee to SIMNA calculated on the basis of the average daily net asset value of the Fund. In turn, the amended Sub-Sub-Advisory Agreement provides that, as compensation for the performance of the services by SIMNA Ltd., SIMNA will pay a monthly fee to SIMNA Ltd. Under the terms of the Sub-Advisory Agreement and the amended Sub-Sub-Advisory Agreement, SIMNA, and not the Fund or the Investment Manager, pays the sub-sub-advisory fees to SIMNA Ltd.

Liability. Pursuant to the terms of the Sub-Advisory Agreement and amended Sub-Sub-Advisory Agreement, SIMNA and SIMNA Ltd. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Investment Manager, the Fund, or an affiliated person of the Fund or the Investment Manager in connection with the matters to which each agreement relates. The Sub-Advisory Agreement specifies that such liability standard set forth in the preceding sentence will not apply to a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the Sub-Advisory Agreement. Likewise, the amended Sub-Sub-Advisory Agreement specifies that such liability standard will not apply to a loss resulting from SIMNA Ltd.’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the amended Sub-Sub-Advisory Agreement.

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Term. The Sub-Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by (i) the vote of a majority of the Directors or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Directors who are neither (A) parties to the Sub-Advisory Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was approved by the sole initial shareholder of the Fund on October 19, 2016, and was last approved by the Board on August 4-5, 2020. The amended Sub-Sub-Advisory Agreement continues in effect so long as the Sub-Advisory Agreement remains in effect.

Termination. The Sub-Advisory Agreement can be terminated without penalty, on 60 days’ written notice to SIMNA: (i) by the Company, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Investment Manager. SIMNA may terminate the Sub-Advisory Agreement on 90 days’ written notice to the Investment Manager and the Company. The Sub-Advisory Agreement terminates automatically in the event of its assignment and also terminates automatically upon termination of the Investment Management Agreement. The amended Sub-Sub-Advisory Agreement may be terminated, without the payment of any penalty, by either SIMNA or SIMNA Ltd. (i) upon 60 days’ written notice to the other party; or (ii) upon material breach of the other party of any representations and warranties set forth in the amended Sub-Sub-Advisory Agreement, if such breach has not been cured within 20 days after written notice of such breach. The amended Sub-Sub-Advisory Agreement also terminates automatically in the event of its assignment, upon the termination of the Sub-Advisory Agreement, or upon the termination of the Investment Management Agreement.

The foregoing description of the Sub-Advisory Agreement and the amended Sub-Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, including the amendments thereto. A copy of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, including the applicable amendments, were filed with the SEC and are accessible via the SEC’s website (www.sec.gov) through the EDGAR database.

What did the Board consider in approving the Amendment to the Sub-Sub-Advisory Agreement?

The Fund is the successor to a corresponding series of Schroder Series Trust (the “Predecessor Fund”), pursuant to a reorganization consummated on October 24, 2016.

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of the mutual fund’s investment sub-advisory agreements. At its meeting held on February 10-11, 2021, the Board of the Company, including each of the Independent Directors, unanimously voted to approve an amendment to the Sub-Sub-Advisory Agreement by and between SIMNA and SIMNA Ltd. to appoint SIMNA Ltd. as a secondary sub-adviser for the Fund. This amendment to the Sub-Sub-Advisory Agreement was effective on March 1, 2021.

Prior to approving the amendment to the Sub-Sub-Advisory Agreement, the Board considered such information as it deemed reasonably necessary to evaluate the Sub-Sub-Advisory Agreement, which included information furnished to the Board and its committees at their meetings throughout the prior year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the amendment to the Sub-Sub-Advisory Agreement that was presented at the Board’s meeting held on February 10-11, 2021. Information provided to the Board and its committees at their meetings throughout the prior year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Investment Manager and the Sub-advisers (collectively, the “Advisers”) and their affiliates. In addition, the members of the Board considered a presentation by the Fund’s portfolio manager regarding the Fund and its performance at the meeting of the Board’s Investment Committee on February 10, 2021. The members of the Board also considered the materials and presentations by Fund officers and representatives of the Investment Manager received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters in connection with the Board’s annual approval of the continuation of the investment management and sub-advisory agreements for the funds managed by

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the Investment Manager and its affiliates (the “Hartford funds”). In this regard, in the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses.

In determining whether to approve the amendment to the Sub-Sub-Advisory Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the amendment to the Sub-Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board throughout the prior year and specifically with respect to the approval of the amendment to the Sub-Sub-Advisory Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Sub-Sub-Advisory Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Fund. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent legal counsel to discuss the proposed amendment to the Sub-Sub-Advisory Agreement. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the amendment to the Sub-Sub-Advisory Agreement is provided below.

Nature, Extent and Quality of Services Provided

The Board considered information concerning the nature, extent, and quality of the services to be provided to the Fund by SIMNA Ltd. The Board considered, among other things, the terms of the sub-advisory agreement between the Investment Manager and SIMNA and the amended Sub-Sub-Advisory Agreement, as well as the range of services to be provided by SIMNA Ltd. The Board considered SIMNA Ltd.’s organizational structure, systems, and personnel.

The Board considered the Sub-advisers’ professional personnel who provide, or would provide, services to the Fund, including the Sub-advisers’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered SIMNA Ltd.’s reputation and overall financial strength and the Board’s past experience with SIMNA Ltd. with respect to the services it provides to other Hartford funds. In addition, the Board considered the quality of the Sub-advisers’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to other Hartford funds. In this regard, the Board took into account the Sub-advisers’ communications with the Board in light of the market volatility amidst the coronavirus (COVID-19) pandemic.

With respect to SIMNA, which provides certain day-to-day portfolio management services for the Fund, and SIMNA Ltd., which was proposed to provide certain day-to-day portfolio management services for the Fund, in each case subject to oversight by the Investment Manager, the Board considered, among other things, the Sub-advisers’ investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities, and experience. In particular, the Board considered the abilities and experience of the Sub-advisers’ investment personnel in analyzing factors such as special considerations relevant to investing in emerging market debt investments. The Board also considered the international investment capabilities of SIMNA Ltd., which is based in London, and the benefits to the Fund of having portfolio management services involving investments in non-U.S. securities provided by investment personnel located abroad. The Board considered the experience of the Fund’s portfolio managers who would manage the Fund’s portfolio following the implementation of the amended Sub-Sub-Advisory Agreement, the number of accounts managed by the portfolio managers, and each Sub-adviser’s method for compensating portfolio managers. The Board also considered the Sub-advisers’ succession planning practices to ensure continuity of portfolio management services provided to the Fund.

The Board also considered information provided by SIMNA Ltd. regarding its compliance policies and procedures and compliance history and received a representation from the Company’s Chief Compliance Officer that the written compliance policies and procedures of SIMNA Ltd. are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the amendment to the Sub-Sub-Advisory Agreement, but also the Board’s experience through past interactions with SIMNA Ltd. as a sub-sub-adviser to other Hartford funds.

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Based on these considerations, the Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by SIMNA Ltd.

Performance of the Fund

The Board considered the investment performance of the Fund, which included the performance of its Predecessor Fund, as well as the investment performance of SIMNA and the Fund’s portfolio management team. The Board noted changes to the Fund’s portfolio management team in connection with the proposed amendment to the Sub-Sub-Advisory Agreement. The Board also noted that the Predecessor Fund had been managed by SIMNA. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance.

Based on these considerations, the Board concluded that it was satisfied that SIMNA Ltd. has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability

The Board reviewed information regarding the Investment Manager’s cost to provide investment management and related services to the Fund and the Investment Manager’s profitability, both overall and for the Fund on a pre-tax basis without regard to distribution expenses, from all services provided to the Fund under the current contractual arrangements and also assuming implementation of the amendment to the Sub-Sub-Advisory Agreement with SIMNA Ltd.

The Board received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from the Investment Manager and SIMNA that SIMNA’s sub-advisory fees were negotiated at arm’s length and that the sub-advisory fees are paid by the Investment Manager and not the Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA, not the Fund. Accordingly, the Board concluded that the profitability of SIMNA Ltd. is a less relevant factor with respect to the Board’s consideration of the amendment to the Sub-Sub-Advisory Agreement.

Based on these considerations, the Board concluded that the profits anticipated to be realized by SIMNA Ltd. and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided

The Board considered information regarding the proposed sub-sub-advisory fees to be paid by SIMNA to SIMNA Ltd. In this regard, the Board reviewed information from the Investment Manager and SIMNA relating to the sub-advisory and proposed sub-sub-advisory fees for the Fund. The Board considered that, in connection with the addition of SIMNA Ltd. as a sub-sub-adviser to the Fund, no changes were proposed to the management fees to be paid by the Fund to the Investment Manager or the sub-advisory fees to be paid by the Investment Manager to SIMNA.

Based on these considerations, the Board concluded that the Fund’s proposed sub-sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided under the amended Sub-Sub-Advisory Agreement.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board considered that, in connection with the addition of SIMNA Ltd. as a sub-sub-adviser to the Fund, no changes were proposed to the management fees to be paid by the Fund to the Investment Manager or the sub-advisory fees to be paid by the Investment Manager to SIMNA. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Sub-Sub-

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Advisory Agreement.

Other Benefits

The Board considered other benefits to SIMNA Ltd. and its affiliates from their relationships with the Fund. The Board considered the potential benefits, if any, to SIMNA Ltd. from any use of the Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA, has entered into an additional compensation arrangement with the Investment Manager and Hartford Funds Distributors, LLC (“HFD”). The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Fund, and the Investment Manager compensates SFA for such services. The Board also considered that SIMNA has entered into a solicitation agreement with the Investment Manager pursuant to which the Investment Manager provides certain marketing support services with respect to an investment strategy model offered by SIMNA through its managed account platforms.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the amendment to the Sub-Sub-Advisory Agreement for the Fund. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

Who are the control persons and principal executive officers of SIMNA and SIMNA Ltd.?

SIMNA and SIMNA Ltd. are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of Schroders plc is 1 London Wall Place, London EC2Y 5AU. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings Ltd., which is a wholly owned subsidiary of Schroder Administration Ltd., which is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. SIMNA Ltd. is a wholly owned subsidiary of Schroder International Holdings Ltd. The principal address of Schroder International Holdings Ltd. and Schroder Administration Ltd. is 1 London Wall Place, London EC2Y 5AU and the principal address of Schroder U.S. Holdings Inc. is 7 Bryant Park, New York, NY 10018. Schroders plc is a global asset management company with approximately $785.1 billion under management as of December 31, 2020. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

The name and principal occupation of the principal executive officers and directors of SIMNA are listed below. Unless otherwise noted, the address of each is 7 Bryant Park, New York, New York 10018.

Name	Position
Marc Brookman	Chief Executive Officer, Chairman, and Director
Mark Anthony Hemenetz	Director and Chief Operating Officer
Carin Muhlbaum	General Counsel, Americas
Joseph Bertini	Chief Compliance Officer
Richard Lowe	Director

The name and principal occupation of the principal executive officers and directors of SIMNA Ltd. are listed below. Unless otherwise noted, the address of each is 1 London Wall Place, London EC2Y 5AU.

Name	Position
Ruchira Roy	Chief Compliance Officer
Paul James Chislett	Director
Christopher Neil Taylor	Director
Andrew Lewis Moscow	Director
Lance Robert Deluca	Director

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No officer or director of the Fund is an officer, employee, director, general partner or shareholder of SIMNA or SIMNA Ltd.

Do SIMNA and SIMNA Ltd. act as an investment adviser or sub-adviser to any other registered investment companies with a substantially similar principal investment strategy to the Fund?

SIMNA and SIMNA Ltd. do not serve as investment adviser or sub-adviser to any other registered investment companies with a substantially similar principal investment strategy to the Fund.

What fees were paid to the Investment Manager and SIMNA for providing investment management services and sub-advisory services, respectively, to the Fund during the fiscal year ended October 31, 2020?

The Investment Management Agreement provides that the Investment Manager, subject to the supervision and approval of the Company’s Board, is responsible for the management of the Fund. In addition, the Investment Manager or its affiliate(s) provides administrative services to the Company and the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Company and the Fund. Pursuant to the terms of the Investment Management Agreement, the Investment Manager is entitled to receive 0.7000% of the first $1 billion, 0.6500% of the next $4 billion, 0.6400% of the next $5 billion, and 0.6350% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to SIMNA out of its advisory fee. Pursuant to the amended Sub-Sub-Advisory Agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fee received from the Investment Manager for the Fund.

For the Fund’s fiscal year ended October 31, 2020, the Investment Manager received investment management fees totaling $485,917 for serving as investment manager to the Fund. Of that, the Investment Manager paid $270,725 to SIMNA. As a result, for the Fund’s fiscal year ended October 31, 2020, the effective rate of sub-advisory fees paid to SIMNA was 0.39% of the Fund’s average daily net assets.

Does the Investment Manager or affiliates of the Investment Manager provide other services to the Fund?

The Investment Manager also provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of the Fund, and the Investment Manager. For the fiscal year ended October 31, 2020, the Fund paid the Investment Manager $10,847 for fund accounting services. HFD, an affiliate of the Investment Manager, serves as the Fund’s principal underwriter. For the fiscal year ended October 31, 2020, the Fund paid HFD $6,168 for distribution and other services. Hartford Administrative Services Company (“HASCO”), an affiliate of the Investment Manager, serves as the Fund’s transfer agent. During the fiscal year ended October 31, 2020, the Fund paid $22,634 to HASCO for the provision of transfer agency services.

What is the principal address of the Investment Manager, HFD and HASCO?

Each of the Investment Manager, HFD and HASCO are principally located at 690 Lee Road, Wayne, Pennsylvania 19087.

Did the Fund pay any commissions to an affiliated broker during the fiscal year ended October 31, 2020?

During the fiscal year ended October 31, 2020, the Fund did not pay commissions to any affiliated broker.

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Who were the principal holders of the Fund as of March 31, 2021 (the “Record Date”)?

As of the Record Date, to the knowledge of the Company’s management, the officers and directors of the Company individually and as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund. As of the Record Date, to the knowledge of the Fund, the Fund had 7,447,609.54 shares issued and outstanding. As of the Record Date, to the knowledge of the Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund.

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA							99.96%
BLUE CROSS BLUE SHIELD OF MASSACHUSETTS INC RETIREMENT INCOME TRUST BNY MELLON TTEE* BOSTON MA									69.98%
BLUE CROSS BLUE SHIELD OF MASSACHUSETTS FDN INC BNY MELLON TTEE BOSTON MA									9.92%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	14.10%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				36.45%	100.00%	100.00%		100.00%
FBO RJS ELECTRONICS INC 401(K) PROFIT COLUMBUS OH				63.55%
[NAME REDACTED] TYLER HILL PA		11.22%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	17.23%	6.43%	29.79%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ	20.33%		30.85%
PENSION HOSPITALIZATION & BENEFIT PLAN OF THE ELECTRICAL INDUSTRY FLUSHING NY									15.86%
PERSHING LLC JERSEY CITY NJ	14.94%	12.43%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	15.84%	27.12%	28.92%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		39.13%
*	May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT FOR

HARTFORD SCHRODERS EMERGING MARKETS MULTI-SECTOR BOND FUND

690 Lee Road

Wayne, Pennsylvania 19087

This notice presents only an overview of the more complete Information Statement that is available to you on the Internet with respect to the Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Fund”), a series of The Hartford Mutual Funds II, Inc. (the “Company”). We encourage you to access and review all of the important information contained in the Information Statement, available online at: www.hartfordfunds.com/emerging-markets-multi-sector-bond-fund-information-statement.

The Information Statement is being furnished to shareholders of the Fund in connection with the appointment of Schroder Investment Management North America Limited (“SIMNA Ltd.”), which is based in London, England, as a sub-sub-adviser to the Fund effective March 1, 2021. Schroder Investment Management North America Inc. (“SIMNA” and together with SIMNA Ltd., “Schroders”), which is based in New York City, serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Hartford Funds Management Company, LLC (the “Investment Manager”), the Fund’s investment manager, and SIMNA dated October 19, 2016, as amended. The Board of Directors of the Company (“Board”) approved an amendment to the sub-sub-advisory agreement between SIMNA and SIMNA Ltd. dated October 19, 2016 with respect to other Hartford funds, as previously amended (“Sub-Sub-Advisory Agreement”) to appoint SIMNA Ltd. as a sub-sub-adviser for the Fund at its meeting held on February 10-11, 2021. SIMNA Ltd. was added as a sub-sub-adviser in order to make Schroders’ London-based investment professionals available to the Fund and add Abdallah Guezour as a portfolio manager to the Fund effective March 1, 2021. There were no changes to the Fund’s contractual investment management fees or investment strategy as a result of the hiring of SIMNA Ltd. as a sub-sub-adviser for the Fund or adding Mr. Guezour as a portfolio manager to the Fund. The Information Statement provides, among other information, additional information about SIMNA Ltd., a description of the amended Sub-Sub-Advisory Agreement and the Board’s considerations in approving the amendment to the Sub-Sub-Advisory Agreement.

The Investment Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund and supervises the activities of the investment sub-advisers pursuant to the investment management agreement dated October 19, 2016, as amended, between the Investment Manager and the Company, on behalf of the Fund. The U.S. Securities and Exchange Commission has granted an exemptive order (“SEC Order”) that permits the Investment Manager to hire, and to materially amend any existing and certain future sub-advisory agreements with, certain sub-advisers, including sub-advisers or sub-sub-advisers that are not affiliated with the Investment Manager, such as SIMNA Ltd., without shareholder approval if the Company’s Board has approved the new sub-adviser or sub-sub-adviser. A condition of the SEC Order requires the Investment Manager to furnish shareholders with information about SIMNA Ltd. and the amended Sub-Sub-Advisory Agreement.

Pursuant to the SEC Order, this notice is being mailed beginning on or about April 30, 2021 to shareholders of record of the Fund as of March 31, 2021. The full Information Statement is available to view, print, and save at www.hartfordfunds.com/emerging-markets-multi-sector-bond-fund-information-statement. The Information Statement will be available on this website until at least August 2, 2021. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling 1-888-843-7824. If you want a paper or e-mail copy of the Information Statement, you must request one no later than August 2, 2021. There is no charge to you for requesting a copy.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.